[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.1

AMENDMENT TO STOCK PURCHASE WARRANT

This Amendment (this “Amendment”) is made and entered into effective as of March 31, 2015, and amends that certain Stock Purchase Warrant (the “Warrant”), dated January 5, 2011, issued by Blackhawk Network Holdings, Inc., a Delaware corporation (the “Company”), to [***] (together with its permitted registered assigns, the “Holder”).

WHEREAS, Section 5.1 of the Warrant provides that the Warrant may not be modified, amended or terminated except by a written instrument duly executed by the Company and the Holder.

WHEREAS, the parties desire to amend the Warrant to revise the definition of “Market Value” to account for the existence of a public market for the Company’s common stock as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Amendment to Warrant. The definition of “Market Value” set forth in Article IV (Definitions) of the Warrant is hereby amended and restated in its entirety to read as follows:
““Market Value” means, except as otherwise set forth in Section 1.7 hereof, the fair market value of the shares of the Common Stock as of the date of receipt by the Company of the applicable Conversion Notice, as determined by the Board based upon the most recent written appraisal of the Company’s Capital Stock (not more than seven (7) months old) by a nationally recognized appraisal firm and reflecting such discounts as may be used in such appraisal; provided that if (i) an appraisal of the Company’s Capital Stock has not been completed within the seven (7) month period prior to the date of receipt by the Company of the Conversion Notice, or (ii) the Board of Directors of the Company determines that (x) one or more material events or material developments related to the Company’s business has occurred since the date of the most recent appraisal and (y) such event(s) or development(s) potentially affects the valuation of the Capital Stock, then in each such case, a nationally recognized appraisal firm will be hired by the Board to prepare a more recent appraisal of the Company’s Capital Stock; provided, however, that where there exists a public market for the Common Stock at the time of such exercise, the fair market value per Warrant Share shall be the average of the closing price quoted on the market or exchange on which the Common Stock is listed, whichever is applicable, for the fifteen (15)-trading day period immediately preceding the date of delivery of the Conversion Requirements. If the Common Stock is listed on NASDAQ, the relevant closing price shall be the ‘NASDAQ Official Close Price’ which is published on the NASDAQ website (available at: http://www.nasdaq.com/aspx/infoquotes.aspx?symbol=HAWKB&selected=HAWKB) or if HAWKB shares have been de-listed due to conversion into HAWK shares, then the relevant closing price available at http://www.nasdaq.com/aspx/infoquotes.aspx?symbol=HAWK&selected=HAWK.”
2.Effect of this Amendment. Except as specifically amended as set forth herein, each term and condition of the Warrant shall continue in full force and effect. Any amendments or waivers of this Amendment shall be made only pursuant to the terms and conditions of Section 5.1 or Section 5.2 of the Warrant, as applicable.
3.Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law principles thereof.
4.Execution in Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the date first set forth above.

COMPANY

Blackhawk Network Holdings, Inc.

By:     /s/ Jerry Ulrich

Name:      Jerry Ulrich

Title:      CFO

HOLDER

[***]

By:     [***]

Name:      [***]

Title:     [***]

[SIGNATURE PAGE TO AMENDMENT TO STOCK PURCHASE WARRANT]